                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                n-Vision, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                                n-Vision, Inc.
                           7680 Old Springhouse Road
                          Madison Bldg., First Floor
                            McLean, Virginia 22102
                                (703) 506-8808

                                                                  April 12, 1999

Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of n-Vision, Inc. (the "Corporation"), which will be held on May 7, 1999, at 10:00 a.m., at the Corporation's headquarters located at 7680 Old Springhouse Road, Madison Building, First Floor, McLean, Virginia 22102.

         The attached notice of the Annual Meeting and proxy statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of the Corporation as well as a representative of Grant Thornton LLP, the Corporation's independent auditors, will be present at the Annual Meeting to respond to any questions from our stockholders.

         The scheduled business of the Annual Meeting shall be the election of one director and the ratification of the appointment of Grant Thornton LLP as independent auditors for the fiscal year ending December 31, 1999.

         The Board of Directors of the Corporation has determined that the matters to be considered at the Annual Meeting are in the best interests of the Corporation and its stockholders. For the reasons set forth in the proxy statement, the Board of Directors unanimously recommends a vote "FOR" the matters to be considered.

         Please sign and return the enclosed proxy card promptly. Your cooperation is appreciated since a majority of the common stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business.

         On behalf of the Board of Directors and all of the employees of the Corporation, I wish to thank you for your continued support. We appreciate your interest.

                                         Sincerely yours,

                                         /s/ Delmar J. Lewis

                                         Delmar J. Lewis
                                         Chairman of the Board of Directors
                                n-Vision, Inc.
                           7680 Old Springhouse Road
                          Madison Bldg., First Floor
                            McLean, Virginia 22102
                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To be held on May 7, 1999

                               ----------------


         NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of n-Vision, Inc., a Delaware corporation (the "Corporation"), will be held at the Corporation's headquarters located at 7680 Old Springhouse Road, Madison Building, First Floor, McLean, Virginia 22102, on May 7, 1999, at 10:00 a.m., Eastern Time, for the following purposes:

         1. To elect one (1) director to serve as the first class director, who shall serve for a term of three (3) years and until his successor has been elected and qualified.

         2. To ratify the appointment of Grant Thornton LLP as the Corporation's independent public accountants of the Corporation for the year 1999.

         3. To transact such other business as may be properly brought before the meeting or any adjournment or adjournments thereof.

         Only holders of record of shares of Common Stock, $0.01 par value, of the Corporation at the close of business on March 29, 1999 will be entitled to notice of and to vote at the Annual Meeting or any adjournment or adjournments thereof.

         All stockholders of the Corporation are invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting in person, it is important that your shares be represented and voted at the meeting. After reading the enclosed Notice of Annual Meeting of Stockholders and Proxy Statement, please complete, sign, date, and return the enclosed Proxy Form in the enclosed envelope, to which no postage need be affixed if mailed in the United States. If you decide the attend the meeting, you may revoke the proxy at any time before it is voted.

By Order of the Board of Directors

/s/ Christopher J. Lewis

Christopher J. Lewis
Secretary

Dated:  April 12, 1999
                                n-VISION, INC.

                                PROXY STATEMENT
                        ANNUAL MEETING OF STOCKHOLDERS
                                  May 7, 1999


                                PROXY STATEMENT


Solicitation and Voting of Proxies

         This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of n-Vision, Inc. (the "Corporation") of proxies to be used at the Annual Meeting of Stockholders of the Corporation to be held at the Corporation's headquarters located at 7680 Old Springhouse Road, Madison Building, First Floor, McLean, Virginia 22102, on May 7, 1999, at 10:00 a.m., Eastern Time, and at any adjournment or adjournments thereof. Only holders of record of shares of Common Stock, $0.01 par value ("Common Stock"), of the Corporation at the close of business on March 29, 1999 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting or any adjournment or adjournments thereof.

         Any stockholder who executes and returns the enclosed Proxy Form may revoke it at any time before it is voted by giving written notice to the Secretary of the Corporation or by voting in person at the Annual Meeting. Unless so revoked, the shares represented by the Proxy Form will be voted in accordance with the instructions specified therein at the Annual Meeting, if the Proxy Form is properly executed and is received in time for voting. If no instructions are specified, the shares represented by the Proxy Form will be voted FOR all of the matters described herein. All proxies not voted will not be counted toward establishing a quorum for the transaction of business at the meeting. Stockholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal considered at the Annual Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved. If a broker or other record holder indicates on a Proxy Form that it does not have authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. Except as otherwise required by law or by the Corporation's Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws, all matters will be determined by a majority of the shares represented at the meeting.

         The Corporation will bear the entire cost of preparing, assembling, and mailing the Proxy Statement, the Proxy Form and any additional material furnished to the stockholders in connection with the Annual Meeting. Further solicitation of proxies may be made by telephone or in person by officers, directors and regular employees of the Corporation.

         The Corporation's Annual Report for the fiscal year ended December 31, 1998, including financial statements and a description of its operations for 1998, is transmitted herewith. The approximate mailing date of this Proxy Statement and accompanying Proxy Form is April 12, 1999.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         As of the Record Date, the total number of outstanding shares of Common Stock entitled to vote at the meeting is 2,661,916. Stockholders are entitled to one (1) non-cumulative vote for each share of Common Stock. A majority of the issued and outstanding shares of Common Stock present at the Annual Meeting in person or by proxy constitutes a quorum for the transaction of business at the meeting. In the event that there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth as of March 29, 1999 the number of shares and percentage of outstanding Common Stock owned by (i) each person known to the Corporation to be the beneficial owners of more than five percent (5%) of the Corporation's outstanding Common Stock on the Record Date, as disclosed in certain reports regarding such ownership filed by such persons with the Corporation and with the Securities and Exchange Commission ("SEC") in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended ("Exchange Act"); (ii) each director and nominee for the Board of Directors; and (iii) all directors and executive officers of the Corporation as a group. The address for each director and officer listed below is the same as the Corporation's address.


                                Amount and Nature of
Name of Beneficial Owner       Beneficial Ownership(1)       Percent of Class(2)
--------------------------------------------------------------------------------

Delmar J. Lewis                     1,113,812 (3)                    41.8%
Director and Officer

Christopher J. Lewis                        0                          __
Director and Officer


Claude H. Rumsey, Jr.                 340,477 (3)                    12.8%
Director

Ronald C. Wilgenbusch                   2,500 (4)                      *
Nominee

Eric A. Hall                                0                          __
Officer

All directors and executive         1,356,789                        51.0%
officers as a group (5 persons)

*  less than 1%

         (1) Unless otherwise indicated, each person has sole voting and investment power with respect to the shares beneficially owned.

         (2) Calculated on the basis of 2,661,916 shares of the Corporation's Common Stock outstanding on March 29, 1999.

         (3) Includes 100,000 shares beneficially owned by Advanced Technology Systems, Inc., of which Messrs. Delmar J. Lewis and Claude H. Rumsey, Jr. are the majority stockholders.

         (4) Constitutes 2,500 shares which may be acquired through the exercise of stock options granted under the Corporation's Stock Option Plan.


                    PROPOSALS TO BE VOTED ON AT THE MEETING

                       PROPOSAL 1. ELECTION OF DIRECTORS

         The Board of Directors consists of three classes of directors, currently comprised of one (1) first class director, two (2) second class directors (of which there is currently one vacancy not due for election until 2000) and two (2) third class directors. Directors are elected for staggered terms of three years each, with a term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified.

         The nominee proposed for election as first class director at the Annual Meeting is Rear Admiral Ronald C. Wilgenbusch, USN (Retired).

         In the event that the nominee is unable to serve or declines to serve for any reason, it is intended that proxies will be voted for the election of such other person as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that Mr. Wilgenbusch will be unable or unwilling to serve. Unless authority to vote for the director is withheld, it is intended that the shares represented by the enclosed proxy card if executed and returned will be voted "FOR" the election of the nominee proposed by the Board of Directors.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEE NAMED IN PROPOSAL I.

Information with Respect to Nominees, Continuing Directors and Executive
Officers

         The following table sets forth, as of the Record Date, the names of the nominees, continuing directors and executive officers, as well as their ages, a brief description of their recent business experience, including present occupations and employment, certain directorships held by each, the year in which each director became a director of the Corporation and the year in which their terms (or in the case of nominees, their proposed term) as director of the Corporation expire.


Name and Principal                                                                    Expiration of
Occupation at Present                                                 Director           Term as
and for Past Five Years                                Age              Since            Director
-----------------------                                ---              -----            --------
NOMINEE

Rear Admiral Ronald C. Wilgenbusch, USN                 60              1997               2002
(Retired)
Director of the Corporation since 1997; Has operated
own consulting practice since 1995 providing
consulting services to corporations in the defense
industry; Retired from the United States Navy in
1991.

CONTINUING DIRECTORS

Delmar J. Lewis                                         68              1994               2001
Chairman of the Board and Chief Executive Officer of
the Corporation since January 1995; Chairman and
Chief Executive Officer of Advanced Technology
Systems, Inc. since 1978.

Christopher J. Lewis                                    32              1994               2000
President and Chief Operating Officer of the
Corporation since its incorporation in September
1994. Corporate Secretary since 1998 and Director of
the Corporation since 1994. From 1991 to 1994, Mr.
Lewis managed the Corporation while it was a
division of Advanced Technology Systems, Inc.

Claude H. Rumsey, Jr.                                   55              1995               2001
Director of the Corporation since its incorporation
in 1994; Since 1978, Mr. Rumsey has been Executive
Vice President and a Director of Advanced Technology
Systems, Inc.

EXECUTIVE OFFICERS (NON-DIRECTOR)

Eric A. Hall                                            35
Chief Financial Officer of the Corporation since
December 1998; Controller of the Corporation from
October 1998 to November 1998; Controller of
Signal Transcription Network from June 1991 to
September 1998.

Family Relationships

         There are no family relationships among any nominees, executive officers or directors of the Corporation, except between Delmar J. Lewis and Christopher J. Lewis, who are father and son, respectively.

Certain Relationships and Related Transactions

         The Corporation was established in 1988 as a division of Advanced Technology Systems, Inc. ("ATS"), a McLean, Virginia based information technology products and services corporation, which is principally owned and controlled by Delmar J. Lewis, the Chairman of the Board and a principal stockholder of the Corporation. The Corporation was incorporated in Delaware on September 16, 1994 and acquired all rights, title and interest in the virtual reality ("VR") products and systems from ATS for a purchase price of $1,520,590, originally payable pursuant to the terms of two interest-bearing promissory notes in the principal amounts of $500,000 and $1,020,590, respectively. The $500,000 note payable, however, was forgiven by ATS in October 1995. In May 1996, $1,000,000 of the amount due under the $1,020,590 promissory note was retired in exchange for 200,000 shares of the Corporation's common stock.

         In connection with ATS's sale of its VR assets to the Corporation in 1994, ATS extended a line of credit to the Corporation in the aggregate amount of $500,000 in order to provide the Corporation with additional working capital financing. Additionally, ATS agreed to fund operations of the Corporation by lending the Corporation amounts over the $500,000 line of credit limit. The Corporation had borrowed $1,071,023 against this line as of December 31, 1995 to meet its on-going cash flow requirements. ATS did not demand repayment of interest and principal due on this loan until January 1, 1997. The Corporation used net proceeds of its initial public offering in May 1996 to reduce the outstanding balance of the line of credit by $500,000 and provide the Corporation with cash reserves to finance its operations for the 12-month period following the closing of the initial public offering, which occurred on May 28, 1996. The debt owed to ATS was retired and replaced with a promissory note with a five-year term in the principal amount of $600,000 at an interest rate of 8% per annum simple interest. The Corporation is required to make two payments per year equal to $60,000 each, which is applied to the amount payable on the promissory note. The required payments were made in 1998.

         Messrs. Delmar J. Lewis and Claude H. Rumsey, Jr., directors of the Corporation, are also officers and stockholders of ATS.

Meetings and Committees of the Board of Directors

         The Board of Directors held five (5) meetings during the 1998 fiscal year. All continuing directors were present at the meeting. The Board of Directors maintains standing committees, the nature and composition of which are described below:

         Audit Committee. The Audit Committee of the Corporation consists of Messrs. Rumsey and Wilgenbusch. The Audit Committee is responsible for reviewing the Corporation's financial statements and reports of its auditors. The Audit Committee of the Corporation met once during 1998.

         Compensation Committee. The Compensation Committee of the Corporation consists of Messrs. Rumsey and Wilgenbusch. The Compensation Committee is responsible for considering and determining stock option and compensation issues. The Compensation Committee of the Corporation met once during 1998.

         Nominating Committee. The Corporation does not have a standing Nominating Committee.


Directors' Compensation

         The Directors receive $1,000 for each Board meeting attended. However, Directors who are also full-time employees of the Corporation or own at least 5% of the Common Stock of the Corporation receive no fees for attending meetings or other compensation in their capacity as Directors.

         Ronald Wilgenbusch receives annual compensation of $5,000 in value of stock options of the Corporation (valued at the closing price annually on the annual meeting date) for his services as Director of the Corporation in addition to receiving $1,000 for each Board meeting attended.


                            EXECUTIVE COMPENSATION

Summary Compensation Table

              The following table sets forth, for the years ending December
31, 1998, 1997 and 1996, the cash compensation paid by the Corporation, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer and to the other executive officers of the Corporation who received total salary and bonus in excess of $100,000 in 1998 (the "Named Executive Officers").

--------------------------------------------------------------------------------------------------------------------
                                                 SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------------------------------------------
                                     ANNUAL COMPENSATION
--------------------------------------------------------------------------------------------------------------------
Name and Principal                                                  Other Annual
     Position                 Year      Salary($)      Bonus($)     Compensation($)  All Other Compensation ($) (1)
--------------------------------------------------------------------------------------------------------------------

Delmar J. Lewis               1998          0          50,000.00
Chairman of the Board,        1997      95,833.33      47,916.67
Chief Executive Officer       1996          0          50,000.00
--------------------------------------------------------------------------------------------------------------------

Christopher J. Lewis          1998     100,000.00      24,992.00     47,848.05 (2)               180.21
President, Chief Operating    1997      99,993.60      24,998.40                                 162.00
Officer, Secretary,           1996      86,512.74      11,471.94                                 156.06
Director
--------------------------------------------------------------------------------------------------------------------

         (1) Amount represents contributions by the Corporation to life insurance premiums paid for the listed executive officers, pursuant to the Corporation's employee fringe benefits program.

         (2) Amount represents reimbursed educational costs of $25,250 and unused leave in the amount of $22,598.05.

Employment Agreements

         The Corporation currently maintains employment agreements with Christopher J. Lewis and Delmar J. Lewis providing for three-year terms. At the end of the three-year term, the agreements are automatically extended for an additional year, unless notice of non-renewal is given by either the employee or the Corporation. The three-year term for Delmar Lewis' employment agreement expired on May 31, 1998. As no notice for non-renewal was given by either Del Lewis or the Corporation, the contract was automatically renewed as of May 31, 1998 and will expire on May 31, 1999, absent any action by either Delmar Lewis or the Company to renew the agreement. Christopher Lewis' employment agreement with the Corporation provides for a three-year term ending May 31, 1999.

         The current aggregate annual base salary under the agreements may be increased at the discretion of the Compensation Committee of the Board of Directors. In addition to annual base salary, the employment agreements for Christopher Lewis and Delmar Lewis provide for an annual bonus of 25% and 50%, respectively, of base salary. In addition to the base salary, the agreements provide, among other things, for participation in stock option plans and other fringe benefits applicable to executive personnel.

         Each agreement provides for termination by the Corporation for "cause", as defined in the agreements, at any time. In the event that either Christopher Lewis' or Delmar Lewis' employment is terminated because of death of the employee, by the Corporation for "cause" or by the employee other than for "good reason", as defined in the agreements, the Corporation is obligated to pay the employee his salary and a pro rata portion of the annual bonus through the termination date with no further obligation.

         In 1998, Delmar Lewis agreed to waive all salary and fringe benefits, including leave and vacation accrual for 1998 due to him pursuant to the terms of his employment agreement with the Corporation. Delmar Lewis did, however, receive a $50,000 bonus in 1998.


Stock Options

         No stock options were granted to the Corporation's executive officers during the 1998 fiscal year. None of the Corporation's executive officers exercised stock options during the 1998 fiscal year.

                  PROPOSAL 2. INDEPENDENT PUBLIC ACCOUNTANTS

         Another purpose of the Annual Meeting is to ratify the selection by the Board of Directors of independent public accountants. The Board of Directors has responsibility for selecting the Corporation's independent public accountants and has engaged the firm of Grant Thornton LLP, Certified Public Accountants, for fiscal year 1999, subject to ratification by the stockholders. In accordance with its past practice, the Corporation will take action later in the year as to the selection of its independent auditors for the current fiscal year. The Corporation has requested that a representative of Grant Thornton LLP be present at the Annual Meeting, and the representative is expected to be available to respond to appropriate questions.

         THE CORPORATION'S BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR ITS SELECTION OF GRANT THORNTON LLP AS THE CORPORATION'S INDEPENDENT
     ---
PUBLIC ACCOUNTANTS.

                 STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

         Any stockholder proposals which are to be presented for inclusion in the Corporation's proxy materials for the 2000 Annual Meeting of Stockholders in reliance on Rule 14a-8 of the Securities Exchange Act of 1934, as amended, must be received by the Corporation no later than November 30, 1999. A proposal submitted by a stockholder outside of the process of Rule 14a-8 for the 2000 Annual Meeting of Stockholders will not be considered timely unless notice of such proposal is received by the Corporation no later than February 26, 2000. The proxy to be solicited on behalf of the Corporation's Board of Directors for the 2000 Annual Meeting of Stockholders may confer discretionary authority to vote on any such proposal not considered to have been timely received that nonetheless properly comes before the 2000 Annual Meeting of Stockholders.

                                 OTHER MATTERS

         At the date of this Proxy Statement the Corporation does not know of any business to be presented for consideration at the Annual Meeting other than stated in the Notice of such meeting. It is intended, however, that the persons authorized by Management to hold proxies solicited by this Proxy Statement may, in the absence of instruction to the contrary, vote or act in accordance with their best judgment with respect to any other proposal presented for action at such meeting.


BY ORDER OF THE BOARD OF DIRECTORS

/s/ Christopher J. Lewis

Christopher J. Lewis
Secretary

April 12, 1999

                            COMMON STOCK PROXY FORM

                                n-VISION, INC.
                   THIS PROXY FORM IS SOLICITED ON BEHALF OF
                   THE BOARD OF DIRECTORS OF n-VISION, INC.

     The undersigned hereby appoints Christopher J. Lewis and Claude H. Rumsey, and each of them, (with power of substitution in each), as proxies to vote for the undersigned all of the shares of Common Stock of n-Vision, Inc. (the "Corporation") standing in the name of the undersigned at the Annual Meeting of Stockholders of the Corporation, to be held at the Corporation's offices located at 7680 Old Springhouse Road, McLean, Virginia 22102, May 7, 1999, at 10:00 a.m. Eastern Time, and any adjournments thereof, with all the power the undersigned would have if personally present at the meeting.

This Proxy Form, when properly executed, will be voted in the manner directed herein. If no direction is given, this Proxy Form will be voted FOR the election of the nominee in Proposal 1, and FOR the ratification of independent public accountants in Proposal 2, and the proxy holders are authorized, in accordance with their judgment, to vote upon such other matters as may properly come before the stockholders at the Annual Meeting and any adjournments thereof.

            (Continued and to be dated and signed on reverse side)

                        Please date, sign and mail your
                     proxy card back as soon as possible!

                        Annual Meeting of Stockholders
                                n-VISION, INC.

                                  May 7, 1999

                  Please Detach and Mail in Envelope Provided

[X] Please mark your vote as in the example using dark ink only.

                                    WITHHOLD AUTHORITY
Proposal 1.     FOR nominee           to vote for the      Nominee:
----------     listed at right    nominee listed at right  First Class
Election of         [_]                   [_]              Ronald C. Wigenbusch
-----------                                                  to serve for a
Directors.                                                   three-year term.
---------

Election of the following person to the Corporation's Board of Directors as first class director until his successor shall be elected and shall qualify

Proposal 2.  Ratification of Selection of        FOR     AGAINST    ABSTAIN
-----------  ----------------------------
             Independent Public Accounts         [_]       [_]        [_]
             ---------------------------

Ratification of the Board of Directors' selection of Grant Thornton LLP as the Corporation's independent public accountants for the 1999 fiscal year.

PLEASE INDICATE YOUR VOTE BY MARKING AN "X" IN THE APPROPRIATE BOX ABOVE. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE ABOVE PROPOSALS.
                                     ---

Signature                       Signature                        Date       1999
          ---------------------           ----------------------      -----
Note: If shares are held jointly, each shareholder should sign the Proxy Form.
      If the Proxy Form is being signed by an attorney, executor, trustee, administrator, guardian, partner, or corporate officer for itself or on behalf of a stockholder, please indicate the full title as such. Each signer hereby revokes all proxies heretofore given by the signer to vote at the Annual Meeting described herein and any adjournments thereof.